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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 6, 2006



                               LIFEWAY FOODS, INC.
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             (Exact name of registrant as specified in its charter)


            ILLINOIS                     0-17363                  36-3442829
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


                   6431 West Oakton St. Morton Grove, IL 60053
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               (Address of principal executive offices) (Zip code)


Registrant's telephone number, including area code: (847) 967-1010

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 7.01  REGULATION FD DISCLOSURE

     On January 6, 2006, Lifeway Foods, Inc., an Illinois corporation (the "Company") issued a press release. A copy of the press release is attached hereto as Exhibit 99.1.

     EXHIBIT NO.       DESCRIPTION OF EXHIBIT
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     EXHIBIT 99.1      Press release dated January 6, 2006 - "Lifeway Foods
                       Reports Record Fourth Quarter and 2005 Year End Sales
                       Results."



























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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2006

                                        LIFEWAY FOODS, INC.


                                        By: /s/ Julie Smolyansky
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                                            Julie Smolyansky
                                            Chief Executive Officer, President,
                                            and Director